Exhibit 10.16

                  THIRD AMENDMENT TO MASTER LEASE AGREEMENT NO. 8050

This Third Amendment dated August 2, 1995, to Master Lease
Agreement No. 8050 dated December 21, 1992 (the "Lease"), is entered into by and between Metasyn, Inc. (the "Lessee") and Dominion Ventures, Inc. (the "Lessor").

WHEREAS, the Funding Expiration Date as set forth in the Second Amendment to the Lease has expired.

NOW THEREFORE, the parties hereto agree to amend the Lease as follows:

     1. The Master Lease Line shall be increased by $600,000 for a total of $1,378,702.94.

     2. The Funding Expiration Date of June 30, 1994 as set forth in the Second Amendment to the Lease shall be amended to May 31, 1996.

     3. The Advance Rental Amount specified on page 1 of the Lease, shall be increased by $19,260.00 (plus applicable taxes) for a total of $44,230.60, which shall be paid to Lessor upon execution of the Third Amendment and shall be credited to the last complete calendar month's rent for each item of Equipment, subject to the conditions set forth in paragraph 6 of the Lease.

     4. The Rent Factor set forth in the Second Amendment to the Lease shall hereinafter be amended to 3.21%.


     Except as specifically provided herein, all terms and conditions of the Lease shall remain in full force and effect, without waiver or modification.

     IN WITNESS WHEREOF, the parties hereto have caused this amendment to be executed as of the date first written above.

                                   LESSEE: METASYN, INC.



                                   By:  /s/ Michael D. Webb
                                        --------------------------------
                                        President & CEO

                                   Its:
                                        --------------------------------

                                   LESSOR:  DOMINION VENTURES, INC.


                                   By:  Randolph D. Werner
                                        --------------------------------


                                   Its: CFO
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